UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2017

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Secured Notes

On November 29, 2017, Telenet Finance Luxembourg Notes S. à r.l (the “Issuer”), an indirect wholly-owned subsidiary of Telenet Group Holding NV/SA, which in turn is an indirect majority-owned subsidiary of Liberty Global plc, entered into a purchase agreement (the “Purchase Agreement”) with, among others, Deutsche Bank AG, London Branch, as dollar representative of the several dollar initial purchasers named therein (the “Dollar Initial Purchasers”) and Credit Suisse Securities (Europe) Limited, as euro representative of the several euro initial purchasers named therein (the “Euro Initial Purchasers”), pursuant to which the Issuer agreed to sell, subject to the terms and conditions set forth therein, $1.0 billion aggregate principal amount of its 5.5% senior secured notes due 2028 (the “Dollar Notes”), at par, to the Dollar Initial Purchasers and €600.0 million ($709.6 million at the December 13, 2017 exchange rate) aggregate principal amount of its 3.5% senior secured notes due 2028 (the “Euro Notes” and together with the Dollar Notes, the “Notes”), at par, to the Euro Initial Purchasers, in each case, in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Each series of Notes matures on March 1, 2028. Interest on each series of the Notes is payable semi-annually on each January 15 and July 15, beginning on January 15, 2018.

On December 13, 2017 (the “Issue Date”), subject to the terms and conditions of the Purchase Agreement, the Euro Notes were issued to the Euro Initial Purchasers and the Dollar Notes were issued to the Dollar Initial Purchasers pursuant to an indenture (the “Indenture”), dated the Issue Date, among the Issuer and The Bank of New York Mellon, London Branch as trustee (the “Trustee”). The net proceeds from the issuance of the Dollar Notes, together with certain fees and amounts payable to the Issuer by Telenet International Finance S.à r.l. (“Telenet International Finance”), were used to fund a loan in a principal amount equal to $1.0 billion (the “Finco Loan AJ”) borrowed under an additional facility (the “Facility AJ”) by Telenet International Finance under the credit agreement originally dated August 1, 2007 as amended from time to time (the “Credit Agreement”) and pursuant to an additional facility accession agreement (the “Additional Facility AJ Accession Agreement”) entered into by, among others, Telenet International Finance and The Bank of Nova Scotia as facility agent (the “Facility Agent”). The net proceeds from the issuance of the Euro Notes, together with certain fees and amounts payable to the Issuer by Telenet International Finance, were used to fund a loan in a principal amount equal to €600.0 million (the “Finco Loan AK” together with the Finco Loan AJ, the “2017 Finco Loans”) borrowed under an additional facility (the “Facility AK”) by Telenet International Finance under the Credit Agreement and pursuant to an additional facility accession agreement (the “Additional Facility AK Accession Agreement” and together with the Additional Facility AJ Accession Agreement, the “2017 Finco Accession Agreements”) entered into by, among others, Telenet International Finance and the Facility Agent.

The proceeds of the 2017 Finco Loans were used to (i) repay a portion of the outstanding amounts under Facility AH of the Credit Agreement, (ii) repay a portion of the outstanding amounts under Facility AI of the Credit Agreement and (iii) for general corporate purposes of Telenet Group Holding NV and its subsidiaries, which may include loans, distributions or other payments to Telenet Group BVBA and its direct or indirect parent companies.

Each series of Notes are non-callable until December 1, 2022. At any time prior to December 1, 2022, the Issuer may redeem some or all of each series of Notes at a price equal to 100% of the principal amount of each series of Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date at a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Indenture) as of the redemption date plus 50 basis points.

On or after December 1, 2022, the Issuer may redeem all, or from time to time a part, of the Dollar Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on December 1 of the years set forth below:

Redemption Price
Year	Dollar Notes
2022	102.750%
2023	101.375%
2024	100.688%
2025 and thereafter	100.000%

In addition, at any time prior to December 1, 2022, the Issuer may redeem up to 40% of the Dollar Notes with the net proceeds of one or more specified equity offerings at a redemption price of 105.500% of the principal amount of the Dollar Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption.

Furthermore, in the event of certain events defined as constituting a change of control, the Issuer may be required to make an offer to purchase the Dollar Notes.

Pursuant to the Additional Facility AJ Accession Agreement, the call provisions, maturity and the applicable interest rate for the Finco Loan AJ are the same as those of the Dollar Notes.

On or after December 1, 2022, the Issuer may redeem all, or from time to time a part, of the Euro Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on December 1 of the years set forth below:

Redemption Price
Year	Euro Notes
2022	101.750%
2023	100.875%
2024	100.438%
2025 and thereafter	100.000%

In addition, at any time prior to December 1, 2022, the Issuer may redeem up to 40% of the Euro Notes with the net proceeds of one or more specified equity offerings at a redemption price of 103.500% of the principal amount of the Euro Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption.

Furthermore, in the event of certain events defined as constituting a change of control, the Issuer may be required to make an offer to purchase the Euro Notes.

Pursuant to the Additional Facility AK Accession Agreement, the call provisions, maturity and the applicable interest rate for the Finco Loan AK are the same as those of the Euro Notes.

The Issuer is a financing company that has no material business operations and has not engaged in any material transactions other than the transactions described herein. The Notes are limited recourse and senior obligations of the Issuer. The Notes are effectively subordinated to all liabilities of each subsidiary of the Issuer (if any). The Notes are secured by, among other things, a first-ranking security interest in the bank accounts of the Issuer and a security interest over the Issuer’s rights to and benefits in each of the 2017 Finco Loans (including all rights of the Issuer as a “Lender” under the Finance Documents (each as defined in the Credit Agreement) (including the 2017 Finco Accession Agreements) and any additional accession agreement to the Credit Agreement, or similar instrument or agreement, pursuant to which the Issuer advances the proceeds of the Notes (including any additional notes) or additional debt to the Group (as defined in the Credit Agreement) in respect of which the Issuer has any right, title, benefit and/or interest and the Intercreditor Agreement (as defined in the Credit Agreement)).

The Notes rank equally in right of payment with all existing and future indebtedness of the Issuer that is not subordinated in right of payment to the Notes and the Notes are senior in right of payment to all existing and future indebtedness of the Issuer that is subordinated in right of payment to the Notes. The Issuer has no material business operations of its own and will primarily be dependent on payments under each of the 2017 Finco Loans in order to service its payment obligations under each series of Notes. Neither Telenet Group BVBA nor any of its subsidiaries provide any direct guarantee or any credit support for the Issuer’s obligations under the Notes, other than the obligation of Telenet International Finance to make payments to the Issuer under each of the respective 2017 Finco Loans.

The 2017 Finco Loans are senior obligations of Telenet International Finance. The 2017 Finco Loans rank pari passu in right of payment with all existing and future indebtedness of Telenet International Finance that is not subordinated in right of payment to the 2017 Finco Loans and is senior in right of payment to all existing and future indebtedness of Telenet International Finance that is subordinated in right of payment to the 2017 Finco Loans. The 2017 Finco Loans are secured by the security interests granted to the security agent under the Credit Agreement to secure the existing Telenet Additional Facilities (as defined in the Credit Agreement).

The Indenture provides that, following the issuance of the Notes, at the election of Telenet International Finance, the Notes may be assigned to a financing company or a designated notes issuer incorporated under the laws of Belgium for the purpose of assuming the Issuer’s rights and obligations under the Notes, the Indenture, the Intercreditor Agreement (as defined in the Credit Agreement), the Credit Agreement and the other related agreements. In addition, at the election of Telenet International Finance, each 2017 Finco Loan may be exchanged, on a cash or cashless basis, for loans under new additional facilities under the Credit Agreement in an equal principal amount and having substantially identical terms (other than with respect to the borrower of such loan) as such 2017 Finco Loan.

The foregoing description of the Notes, the 2017 Finco Accession Agreements and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Indenture, the Additional Facility AJ Accession Agreement and the Additional Facility AK Accession Agreement, copies of which are filed herewith as Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, respectively.

Credit Agreement

Additionally, Telenet Financing USD LLC (“Telenet Financing USD”), Telenet International Finance and Telenet BVBA entered into the financing described below by way of additional facilities drawn under the Credit Agreement. Telenet Financing USD is a direct wholly-owned subsidiary of Telenet International Finance, Telenet International Finance is a direct wholly-owned subsidiary of Telenet BVBA and Telenet BVBA is an indirect wholly-owned subsidiary of Telenet Group Holding NV/SA.

On December 1, 2017, Telenet Financing USD, Telenet BVBA and the Facility Agent, among others, entered into a $1.30 billion additional facility accession agreement (the “Additional Facility AL Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AL Accession Agreement, certain lenders provided a $1.30 billion term loan facility (“Facility AL”) to Telenet Financing USD, which amounts were issued at par. The final maturity date for Facility AL is March 1, 2026. Facility AL bears interest at a rate of LIBOR plus 2.50% per annum subject to a LIBOR floor of 0%. Facility AL can be utilized by Telenet Financing USD for its general corporate purposes and working capital purposes including the repayment or prepayment of existing indebtedness of the Group (as defined in the Credit Agreement) and the payment of fees and expenses in connection with Facility AL or other transactions related thereto.

On December 1, 2017, Telenet International Finance, Telenet BVBA and the Facility Agent, among others, entered into a €730.0 million ($868.4 million at the December 1, 2017 exchange rate) additional facility accession agreement (the “Additional Facility AM Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AM Accession Agreement, certain lenders provided a €730.0 million term loan facility (“Facility AM”) to Telenet International Finance, which amounts were issued at par. The final maturity date for Facility AM is December 15, 2027. Facility AM bears interest at a rate of EURIBOR plus 2.75% per annum subject to a EURIBOR floor of 0%. Facility AM can be utilized by Telenet International Finance for its general corporate purposes and working capital purposes including the repayment or prepayment of existing indebtedness of the Group (as defined in the Credit Agreement) and the payment of fees and expenses in connection with Facility AM or other transactions related thereto.

The net proceeds from Facility AL and Facility AM will be used to prepay in part advances under (i) the Term Loan AI Facility outstanding under the $1.8 billion additional facility accession agreement dated April 4, 2017, (ii) the Term Loan AI2 Facility outstanding under the $500 million additional facility accession agreement dated May 15, 2017 and (iii) the Term Loan AH Facility outstanding under the €1.33 billion ($1.58 billion at the December 1, 2017 exchange rate) additional facility accession agreement dated April 4, 2017, and fees, costs and expenses related to such refinancing.

The Additional Facility AL Accession Agreement and the Additional Facility AM Accession Agreement provide that the lenders under Facility AL and Facility AM (as applicable) consent to the amendments to the covenants and other provisions of the Credit Agreement and the Finance Documents (as defined in the Credit Agreement) outlined in the Additional Facility AL Accession Agreement and the Additional Facility AM Accession Agreement (as applicable) (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the Credit Agreement, such amendments may be implemented at the election of the Company.

The foregoing descriptions of Facility AL and Facility AM and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to Exhibit 4.1 and Exhibit 4.2, respectively, to our Current Report on Form 8-K filed December 5, 2017 (File No. 001-35961) (the "December 5, 2017 8-K").

Amendment Agreement

On December 4, 2017, Telenet BVBA and the Facility Agent entered into an amendment agreement (the “Amendment Agreement”) that, effective as of that date, amended the Credit Agreement (the Credit Agreement, as amended by the Amendment Agreement, the “Amended Credit Agreement”). The Amendment Agreement provides for technical changes to the Credit Agreement that were required in connection with the issuance of the Notes. All loans and commitments outstanding under the Credit Agreement continue to be outstanding under the Amended Credit Agreement.

The foregoing description of the Amended Credit Agreement is not complete and is subject to and qualified in its entirety by reference to Exhibit 4.3 to the December 5, 2017 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1
Additional Facility AL Accession Agreement dated December 1, 2017 and entered into between, among others, Telenet Financing USD LLC as the Borrower, Telenet BVBA as a Guarantor and The Bank of Nova Scotia as the Facility Agent.*

4.2
Additional Facility AM Accession Agreement dated December 1, 2017 and entered into between, among others, Telenet International Finance S.à r.l. as the Borrower, Telenet BVBA as a Guarantor and The Bank of Nova Scotia as the Facility Agent.*

4.3	Amendment Agreement dated December 4, 2017 between Telenet BVBA as company and The Bank of Nova Scotia as facility agent. *

4.4
Indenture dated December 13, 2017 between Telenet Finance Luxembourg Notes S.a.r.l., The Bank of New York Mellon, London Branch, as Trustee and Security Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Transfer Agent and Registrar**

4.5
Additional Facility AJ Accession Agreement dated December 13, 2017 and entered into between, among others, Telenet International Finance S.a.r.l. as the Borrower, Telenet Financing USD LLC as a Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent.**

4.6
Additional Facility AK Accession Agreement dated December 13, 2017 and entered into between, among others, Telenet International Finance S.a.r.l. as the Borrower, Telenet Financing USD LLC as a Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent.**

_______________

*     Filed with the Registrant's Current Report on Form 8-K dated December 5, 2017
**    Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: December 18, 2017